UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 10, 2011

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1172 CASTRO STREET

MOUNTAIN VIEW, CA 94040

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

In connection with the Company’s attendance at the 29th Annual JP Morgan Healthcare Conference to be held in San Francisco, CA commencing on January 10, 2010, the Company will be distributing and presenting the slides attached as Exhibit 99.1 to this report.  The Company’s presentation will take place at the Westin St. Francis Hotel in San Francisco, CA on Wednesday, January 12, 2011 at 8:30 a.m. PT.  A live webcast and 30-day archive of the presentation will be available at http://ir.vivus.com.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description

99.1	Slide presentation entitled “Innovative Products, Novel Therapies”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

By:	/s/ Lee B. Perry
Lee B. Perry
Vice President and Chief Accounting Officer

Date:  January 10, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide presentation entitled “Innovative Products, Novel Therapies”